AGREEMENT

Agreement dated this 29th day of March, 2010, by and among Barron Partners LP, a Delaware limited partnership (“Barron”), the other holders of the Company’s Series A Convertible Preferred Stock (together with Barron, the “Preferred Holders”), and China Wind Systems, Inc., a Delaware corporation (the “Company”).

WITNESSETH:

           WHEREAS, the Preferred Holders own all of the outstanding shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), and Barron is the sole holder of common stock purchase warrants to purchase 1,843,259 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) at an exercise price of $1.20 per share, and 1,985,681 shares of Common Stock at an exercise price of $1.698 per share, all of such warrants being referred to as the “Warrants”; and

WHEREAS, the Preferred Holders are willing to eliminate and waive any rights they may have under the provisions of the Statement of Designations (the “Statement of Designations”) relating to the Series A Preferred Stock that provide for a reduction in the Conversion Price, as defined in the Certificate of Designations, in the event that the Company issues stock at a price which is less than the conversion price of the Series A Preferred Stock; and

WHEREAS, Barron is willing to delete from the Warrants the provisions of the Warrants that provide for a reduction in the exercise price of the Warrants in the event that the Company issues stock at a price which is less than the exercise price of the Warrants; and

WHEREAS, the Company is willing to agree not to issue shares of Common Stock at a price, or options, warrants or convertible securities with an exercise or conversion price, that is less than the higher of the conversion price of the then outstanding Series A Preferred Stock or the exercise price of the then outstanding Warrants; and

WHEREAS, Barron and the other Preferred Holders believe that the execution of this Agreement is in the best interest of the Company;

WHEREFORE, the parties do hereby agree as follows:

1.           As of the date of this Agreement, the Conversion Price is $1.122, and each share of Series A Preferred Stock is convertible into one-third of a share of Common Stock.

2.           Schedule A to this Agreement sets forth the name of each Preferred Holder and the number of shares of Series A Preferred Stock held by such Preferred Holder.

3.           Each Preferred Holder severally agrees that from and after the date of this Agreement, no adjustment shall be made in the Conversion Price of the Series A Preferred Stock owned by such Holder pursuant to Section 7(b) of the Statement of Designations, and such Preferred Holder hereby irrevocably waives any right which such Preferred Holder and its successors and assigns may have by virtue of the provisions of said Section 7(b).

4.           The Company agrees that, as long as any shares of Series A Preferred Stock are outstanding, the Company will not issue shares of Common Stock at a price, or grant options or warrants or issue convertible securities which have an exercise or conversion price, which is less than the Conversion Price of the Series A Preferred Stock.

5.           Each Preferred Holder agrees to affix the following legend on the stock certificate representing the shares of Series A Preferred Stock owned by such Preferred Holder:

THE HOLDER OF THE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE HAS WAIVED ANY RIGHTS SUCH HOLDER MAY HAVE TO AN ADJUSTMENT IN THE CONVERSION PRICE OF THE SERIES A CONVERTIBLE PREFERRED STOCK PURSUANT TO SECTION 7(b) OF THE STATEMENT OF DESIGNATIONS RELATING TO THE SERIES A CONVERTIBLE PREFERRED STOCK PURSUANT TO AN AGREEMENT DATED MARCH 29, 2010 BY, AMONG OTHERS, HOLDERS OF THE SERIES A CONVERTIBLE PREFERRED STOCK AND THE COMPANY, AND THE COMPANY HAS AGREED NOT TO ISSUE SHARES OF COMMON STOCK AT A PRICE, OR GRANT OPTIONS OR WARRANTS OR ISSUE CONVERTIBLE SECURITIES WHICH HAVE AN EXERCISE OR CONVERSION PRICE, WHICH IS LESS THAN THE CONVERSION PRICE OF THE SERIES A PREFERRED STOCK AS PROVIDED IN SUCH AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE ISSUING CORPORATION.  THE PROVISIONS OF SAID AGREEMENT ARE BINDING UPON THE HOLDER AND ANY TRANSFEREES, PURCHASERS, SUCCESSORS AND ASSIGNS OF THE SERIES A CONVERTIBLE PREFERRED STOCK.

6.           The agreements set forth in this Agreement with respect to the Series A Preferred Stock shall apply to the shares of Series A Preferred Stock presently owned by the Preferred Holders as well as any additional shares of Series A Preferred Stock which the Preferred Holders may subsequently acquire, and any certificates which are hereafter issued by the Company shall bear the legend set forth in Section 5 of this Agreement.

7.           If requested by the Company, each Preferred Holder agrees to vote in favor of an amendment to the Company’s certificate of incorporation to (a) delete the provisions of Section 7(b) of the Statement of Designations and (b) to include the provisions of Sections 4 and 11 of this Agreement in the Statement of Designations.  Prior to any such amendment, the Company and the Preferred Holders shall treat this Agreement in the same manner as if these provisions were included in the Statement of Designations.

8.           Barron hereby agrees that each of the Warrants is hereby amended (a) to delete Section 7(d) of such Warrant in its entirety and (b) to include Sections 9 and 11 of this Warrant as provisions of the Warrants, with the same force and effect as if such provisions were set forth verbatim in the Warrant.  Barron further agrees to affix the following legend to each outstanding Warrant:

THIS WARRANT HAS BEEN AMENDED TO DELETE SECTION 7(d) IN ITS ENTIRETY AND TO INCLUDE A PROHIBITION ON THE ISSUANCE BY THE ISSUING COMPANY OF SHARES OF COMMON STOCK AT A PRICE, OR THE GRANT OF OPTIONS OR WARRANTS OR THE ISSUANCE OF CONVERTIBLE SECURITIES WHICH HAVE AN EXERCISE OR CONVERSION PRICE, WHICH IS LESS THAN THE EXERCISE PRICE OF THIS WARRANT, ALL AS SET FORTH IN AN AGREEMENT DATED AS OF MARCH 29, 2010 BY, AMONG OTHERS, THE ISSUING CORPORATION AND THE HOLDER OF THIS WARRANT.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE CORPORATION’S EXECUTIVE OFFICES.

9.           The Company agrees, with respect to each Warrant and as long as such Warrant is outstanding, that the Company will not issue shares of Common Stock at a price, or grant options or warrants or issue convertible securities which have an exercise or conversion price, which is less than the exercise price of the such Warrant.

10.           For the avoidance of doubt, in the event that the Company issues Common Stock as approved by the Company’s compensation committee or board of directors as compensation or in payment of an obligation, the Company will have been deemed to have issued the shares for the value of the compensation or the obligation, as the case may be.  As example,  if the Company issues 10,000 shares in lieu of a consulting payment invoiced at $10,000 or 10,000 shares to an entity in a strategic acquisition where the acquired company is valued at $10,000 , then, for the purposes of this Agreement, the price per Common Stock issued shall be deemed to equal $10,000 / 10,000 shares = $1 per share.

11.           The agreement of the Preferred Holders are several and not joint, and this Agreement shall be binding on each Preferred Holder who executes this Agreement, regardless of whether any other Preferred Holder executes this Agreement.

12.           This Agreement constitutes the entire agreement of the parties, superseding all prior or contemporaneous oral or written  agreements and understandings, and may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by the parties, except that (a) a waiver of Section 4 of this Agreement shall be valid if signed by  the holders of a majority of the then outstanding shares of Series A Preferred Stock, and (b) a waiver of Section 9 of this Agreement shall be valid if the waiver is signed by Barron.

13.           This Agreement shall be governed by the laws of the State of New York applicable to agreements executed and to be performed wholly within such state, without regard to principals of conflicts of law.

14.           The Company shall promptly provide Barron and each Preferred Holder with a copy of the resolutions of the Company’s board of directors approving the execution and delivery of this Agreement.

IN WITNESS WHEREOF, this Agreement has been signed by the parties on and as of the date first aforesaid.

CHINA WIND SYSTEMS, INC.

By:
Jianhua WU

BARRON PARTNERS LP	EOS HOLDINGS, LLC
By: Barron Capital Advisors, LLC, general partner

By:	By:
Andrew Barron Worden, Manager	Jon Carnes, President

ANCORA GREATER CHINA FUND, LP

By:
Matthew Hayden	John P. Micklitsch, Managing Partner

Torben Sommer

Schedule A

List of Holders of Series A Convertible Preferred Stock

Name	Shares
Barron Partners LP	14,634,264
Eos Holdings LLC	400,000
Ancora Greater China Fund, LP	250,000
Matthew Hayden	200,000
Torben Sommer	50,000
Total	15,534,264